EXHIBIT 32.1


                                DAKTRONICS, INC.

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Daktronics, Inc. and subsidiaries (the "Company") for the annual period ending April 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James B. Morgan, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/  James B. Morgan
                                            ------------------------------------
                                            James B. Morgan
                                            Chief Executive Officer
                                            July 3, 2006










                                                                EXHIBIT 32.2

                                DAKTRONICS, INC.

            CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Daktronics, Inc. and subsidiaries (the "Company") for the annual period ending April 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Retterath, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/ William R. Retterath
                                            ------------------------------------
                                            William R. Retterath
                                            Chief Financial Officer
                                            July 3, 2006


                                        1